UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 16, 2007
Date of Report (Date of earliest event reported)

The Boeing Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL		60606-1596

(Address of Principal Executive Offices)		(Zip Code)

(312) 544-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2007, The Boeing Company (the “Company”) announced that Laurette T. Koellner, Senior Vice President, President, Boeing International, and a “named executive officer” within the meaning of Instruction 4 to Item 5.02 of Form 8-K, will retire from the Company effective January 31, 2008. Ms. Koellner will continue to serve as President, Boeing International until November 1, 2007, after which she will no longer be an Elected Officer but will remain an employee of the Company until her retirement date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ James C. Johnson
James C. Johnson Vice President, Corporate Secretary and Assistant General Counsel

Dated: October 17, 2007